This instrument prepared by
and return to:
W. Emmett Marston, Esq.
Martin, Tate, Morrow & Marston, P.C.
22 North Front, Suite 1100
Memphis, Tennessee 38103-1182
                                 TRUSTEE'S DEED

      WHEREAS, under date as of November 1, 1988, TENNESSEE ASSOCIATES-I (Hampton Plaza) a Ohio general partnership, ("Grantor") executed a certain Deed of Trust to W. Emmett Marston, Trustee, as the same appears of record in TD Book 416, Page 1578, in the Register's Office of Montgomery County, Tennessee, ("Deed of Trust"), which Deed of Trust was assumed by Brunner Companies Income Properties, L.P, II pursuant to that certain Assumption Agreement dated December 21, 1988 and recorded in TD Book 418, Page 1250 in said Register's Office, with the Deed of Trust having been modified by Modification Agreement dated June 5, 1989 and recorded at TD Book 425, Page 825; further modified by that certain Second Modification Agreement recorded at TD Book 434, Page 679 and further modified by that certain Third Modification and Extension Agreement recorded at TD Book 554, Page 576, all recorded in said Register's Office,("Deed of Trust"); and AETNA LIFE INSURANCE COMPANY, owner of the debt secured; and

      WHEREAS, default was made in the payment of the debt and obligations secured by said Deed of Trust, and the undersigned, as Trustee, was requested by AEtna Life Insurance Company as the owner and holder of the debt secured by said Deed of Trust to advertise and sell the property conveyed by said Deed of Trust in compliance with the provisions thereof; and

      WHEREAS, the undersigned as Trustee, did, in compliance with the provisions of said Deed of Trust, advertise for sale the said property, the advertisement for sale having been published in Leaf Chronicle, a newspaper published in Clarksville, Montgomery County, Tennessee, in the issues of December 4, December 11, and December 18, 1995, of said newspaper, said sale having been advertised for Tuesday, December 26, 1995, commencing at 10:00 a.m., at the east door of the courthouse in Clarksville, Tennessee, at which time and place the same was offered for sale and sold; and

      WHEREAS, the highest and best bid of said property was then and there made by HAMPTON II, L.P.* to-wit: a bid of Six Million One Hundred Fifty Thousand Fifty Dollars ($6,150,050) for said property, which bid was then and there accepted by the undersigned as Trustee.

      NOW, THEREFORE, for the consideration named, and for and in consideration of the compliance with the terms of said bid, the undersigned Trustee has bargained and sold, and does hereby bargain, sell, and convey unto said HAMPTON II, L.P.* the property advertised and sold as hereinabove recited, situated, lying, and being in the City of Clarksville, County of Montgomery, State of Tennessee, and more particularly described as follows:

*a South Carolina limited partnership


A tract of land in the Second and Sixth Civil Districts of Montgomery County, Tennessee being more fully described as follows:

      Beginning at an iron pin set on the west right-of-way line of U.S. Highway 79, said iron pin set being 144.72 feet north along a curve of the west right-of-way line of U.S. Highway 79 from an iron pin set on said right-of-way line and the northeast radius return of South Hampton Place, (a private drive); thence,

      1. Leaving the west right-of-way line of U.S. Highway 79, N. 59 degrees 19'00" W, 213.96 feet to an iron pin set; thence,

      2. S 37 degrees 41' 00" W, 198.00 feet to an iron pin set in the north right-of-way line of South Hampton Place, (a private drive); thence,

      3. With the north right-of-way of South Hampton Place (a private drive), N 52 degrees 19' 00" W, 1192.00 feet to an iron pin set. Said point also being a southeast property corner of the Batson East-Land Company, Inc. as of record in Deed Book 364, page 2138, R.O.M.C., Tennessee; thence,

      4. Leaving the north right-of-way line of South Hampton Place (a private drive) and with an east line of the Batson East-Land Company, Inc., N 37 degrees 41' 00" E, 519.37 feet to an iron pin set; thence,

      5. Leaving the Batson East-Land Company, Inc., line, S 52 degrees 19' 00" E, 75.00 feet to an iron pin set; thence,

      6.    N 37 degrees 41' 00" E, 81.63 feet to an iron pin set; thence,

      7.    N 82 degrees 41' 00" E, 316.78 feet to an iron pin set; thence,

      8.    S 52 degrees 19 ' 00" E, 130.00 feet to an iron pin set; thence,

      9. Easterly and northerly with a 15.00-foot radius curve to the left, a distance of 23.56 feet to an iron pin set. Said curve has a chord bearing and distance of N 82 degrees 41' 00" E, 21.21 feet; thence,

      10. N 37 degrees 41' 00" E, 80.00 feet to an iron pin set in the south right-of-way line of North Edgewood Place, (a private drive); thence,

      11. With the south right-of-way line of North Edgewood Place, (a private drive), S 52 degrees 19' 00" E, 53.49 feet to an iron pin set; thence,

      12. Leaving said right-of-way, S 37 degrees 41' 00" W, 93.81 feet to an iron pin set; thence,

      13.   S 7 degrees 19' 00" E, 97.14 feet to an iron pin set; thence,

      14.   S 52 degrees 19' 00" E, 287.65 feet to an iron pin set; thence,

      15.   N 82 degrees 41' 00" E, 163.41 feet to an iron pin set; thence,

      16.   S 52 degrees 19' 00" E, 126.16 feet to an iron pin set; thence,

      17. N 37 degrees 41' 00" E, 47.00 feet to an iron pin set in the south right-of-way line of North Edgewood Place, (a private drive); thence,

      18. With the south right-of-way line of said drive, S 52 degrees 19' 00" E, 85.61 feet to an iron pin set; thence,

      19. Leaving said right-of-way, S 37 degrees 41' 00" W, 322.00 feet to an iron pin set; thence,

      20. S 52 degrees 19' 00" E, 213.91 feet to an iron pin set in the west right-of-way lien of U.S. Highway 79; thence,

      21. Along the west right-of-way of U.S. Highway 79, S 37 degrees 41' 00" W, 137.34 feet to an iron pin set; thence,

      22.   S 52 degrees 19' 00" E, 5.00 feet to an iron pin set; thence,

      23. Southwestwardly with a 5,789.58-foot radius curve to the left, a distance of 262.76 feet. Said curve has a chord bearing and distance of S 36 degrees 23' 03" W, 262.74 feet to the point of beginning and containing 1,012,498 square feet or 23.244 acres more or less.

            This tract is a portion of the same property conveyed to Tennessee & Associates I, by deeds of record in Book 375, page 62 and Book 378, page 1907, R.O.M.C., Tennessee.

      Together with the following:

      In conjunction and simultaneously with this Trustee's Sale, AEtna Life Insurance Company as secured party, has foreclosed the security interest granted by Tennessee & Associates-I (Hampton Plaza) ("Debtor") to AEtna Life Insurance Company ("Secured Party") in the collateral ("Collateral") described in the Deed of Trust and in the Uniform Commercial Code financing statements filed at Instrument No. 604409 in the office of the Tennessee Secretary of State, at File No. 88-5290 recorded in the personal property records of said Register's Office and at TD Book 416, Page 1699, recorded in the real property records of said Register's Office; and by Brunner Companies Income Properties, L.P., II as debtor to AEtna Life Insurance Company as secured party in the Collateral described in Uniform Commercial Code financing statements filed at Instrument No. 615431 in the office of the Tennessee Secretary of State, at File No. 89-500 recorded in the personal property records of said Register's Office and at TD Book 418, Page 1323, recorded in the real property records in said Register's Office and said Collateral is more particularly described as follows:

            All right, title and interest of the Debtor in and to all tangible personal property owned by the Debtor and now or at any time hereafter located on or at the real property as described in the Deed of Trust and as hereinafter described and in the above financing statements (the "Property") or used in connection therewith, including, but not limited to: all goods, machinery, tools, insurance proceeds and refunds of insurance premiums, equipment (including fire sprinklers and alarm systems, office air conditioning, heating, refrigerating, electronic monitoring, entertainment, recreational, window or structural cleaning rigs, maintenance, exclusion of vermin or insects, removal of dust, refuse or garbage and all other equipment of every kind), lobby and all other indoor and outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), wall beds, wall safes, furnishings, appliances (including ice boxes, refrigerators, fans, heaters, stoves, water heaters and incinerators), inventory, rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains, lamps, chandeliers and other lighting fixtures and office maintenance and other supplies; and any proceeds (including insurance proceeds) of the foregoing, any additions and accessions thereto, and any replacement or renewals of all of the foregoing;

            TOGETHER WITH all proceeds arising from or by virtue of the sale, lease or other disposition of any of the real or personal property described herein; all proceeds (including premium refunds) payable or to be payable under each policy of insurance relating to the improvements now or hereafter constructed on the Property (the "Improvements"); to the extent permitted by law, all proceeds arising from the taking of all or a part of the real property or any rights appurtenant thereto, including without limitation any awards for severance damages and any awards resulting from a change of grade of streets, curb cuts or other rights of access, for any public or quasi-public use under any law, or by the right of eminent domain, or by private or other purchase in lieu thereof; and all other interest of every kind and character which the Debtor now has or at any time hereafter acquires, in and to the real and personal property described herein, and all property which is used or useful in connection therewith, including rights or ingress and egress and all reversionary rights or interest of the Debtor with respect to such property; and any proceeds thereof (including insurance proceeds), any accessions and additions thereto, and replacements or renewals of all of the foregoing;

            TOGETHER WITH all the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds (including premiums refunds) of insurance in effect with respect thereto which the Debtor now has or may hereafter acquire in the Property and Improvements, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the estate, property and interest conveyed to the Secured Party or for the benefit of the Second Party pursuant to a Deed of Trust or Mortgage;

            TOGETHER WITH, all (to the full extent legally assignable) licenses, permits and authorizations (issued in the name of the Debtor) necessary for the operation of the Property and Improvements as a shopping center;

            TOGETHER WITH all rents, issues and profits assigned to the Secured Party pursuant to that certain Assignment of Rents and Leases from the Debtor to the Secured Party.

            TOGETHER WITH all other property, rights, privileges, and benefits conveyed by said Deed of Trust.

      TO HAVE AND TO HOLD unto the said HAMPTON II, L.P. its successors and assigns, in fee simple forever.

      All equities of redemption, statutory rights of redemption, homestead, dower, and all other rights and exemptions of every kind are expressly waived in said Deed of Trust, and the title is believed to be good, but the undersigned will sell and convey only as Trustee.

      The undersigned Trustee believes the title hereby conveyed to be good, but warrants same against the lawful claims of all persons claim by, through, and under a conveyance from the undersigned as Trustee, under the provisions of the above described Deed of Trust, but not further or otherwise.

      WITNESS the signature of the undersigned Trustee, this the 26th day of December, 1995.

                                          /s/ W. Emmett Marston
                                          W. EMMETT MARSTON
                              Trustee
STATE OF TENNESSEE
COUNTY OF SHELBY

      Personally appeared before me, a Notary Public in and for said state and county, duly commissioned and qualified, W. Emmett Marston, Trustee, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that he executed the within instrument for the purposes therein contained.

      WITNESS my hand and official seal at office this 26th day of December, 1995.

                                          /s/ Carol J. Sides
                                          Notary Public
 March 25, 1998
Expiration Date

                      * * * * * * * * * * * * * * * * * * *

                               RECORDING DATA ONLY

Property Address:





Agency Responsible for Payment of          TAX PARCEL NO. 32-13.06
Taxes and Mail Bills to:

                                           I hereby swear or affirm that to the
                                           best of my knowledge, information,
                                           and belief, the actual consideration
                                           for this property transfer or value
                                           of the property transferred,
                                           whichever is greater, is
                                           $6,150,050.00, which amount is equal
                                           to or greater than the amount which
                                           the property transferred would
                                           command at a fair and voluntary sale.

                                           F. Evans Harvill
                                           AFFIANT

                                           Subscribed and sworn to before this
                                           26 day of December, 1995.


                                           Nancy Moore
                                           NOTARY PUBLIC

                                           My Commission Expires:

                                           1-21-98